UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2021, the Board of Directors (the "Board") of Monster Beverage Corporation (the “Company”) elected Ms. Tiffany M. Hall to serve as a director of the Company, effective as of October 1, 2021. Ms. Hall will receive customary fees and equity awards from the Company for serving as a director in accordance with the Company’s non-employee director compensation program.

Additional information on Ms. Hall is provided below:

Tiffany M. Hall—Senior Vice President & Chief of Staff to the Chief Executive Officer at Mastercard Incorporated since January 2021. Ms. Hall joined Mastercard in May 2013 and has served in various roles of increasing responsibility. Most recently, Ms. Hall managed commercial transactions and legal support for Core Products, Marketing Initiatives and Financial Institutions within the U.S. as Vice President and Senior Managing Counsel, U.S Markets. Prior to joining Mastercard, Ms. Hall served as Acting Head of Marketing Legal Support & Counsel at Pernod Ricard USA and held several marketing and advertising roles at Sotheby’s, Atlantic Records, and Ogilvy & Mather. Ms. Hall is also the Founder and Chief Executive Officer of Empower Cocktails, a ready-to-pour cocktail brand. Ms. Hall currently serves as a director on the board of the Children’s Museum of Manhattan, as a Co-Chair of the National Democratic Institute’s New York Advisory Council, and as a member of Duke University’s Sanford School of Public Policy’s Alumni Council.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: October 1, 2021	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Vice Chairman of the Board of Directors, Co-Chief Executive Officer